UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2022

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mark A. Clouse and Elizabeth A. Smith as Directors

On November 17, 2022, the Board of Directors (the “Board”) of Brown-Forman Corporation (the “Company”) appointed Mark A. Clouse and Elizabeth A. Smith as directors of the Company, effective November 17, 2022, and January 24, 2023, respectively.

There are no arrangements or understandings between Mr. Clouse and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Clouse that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. The Board has appointed Mr. Clouse to the Compensation Committee of the Board, effective November 17, 2022.

There are no arrangements or understandings between Ms. Smith and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Smith that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. The Board has appointed Ms. Smith to the Audit Committee of the Board, effective January 24, 2023.

Mr. Clouse and Ms. Smith will each be entitled to a prorated portion of the annual compensation paid to the Company’s non-employee directors, commencing November 17, 2022, and January 24, 2023, respectively. A summary of the compensation the Company provides its non-employee directors is described under the heading “Director Compensation” on pages 26 through 28 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 24, 2022.

Item 7.01. Regulation FD Disclosure.

In connection with the appointments of Mr. Clouse and Ms. Smith, the Company issued a press release on November 17, 2022, a copy of which is attached as Exhibit 99.1 and incorporated by reference in Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated November 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: November 17, 2022	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel - Regional and Corporate Secretary